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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 17, 2001


                              TRITON ENERGY LIMITED
             (Exact name of registrant as specified in its charter)



        CAYMAN ISLANDS                     1-11675                  NONE
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)



      CALEDONIAN HOUSE, JENNETT STREET
                P.O. BOX 1043
                 GEORGE TOWN
        GRAND CAYMAN, CAYMAN ISLANDS                                 NA
  (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (345) 949-0050


                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE.

         On July 17, 2001, Amerada Hess Corporation, a Delaware corporation ("Amerada Hess"), and Amerada Hess (Cayman) Limited, a company limited by shares organized under the laws of the Cayman Islands and a wholly-owned subsidiary of Amerada Hess ("Purchaser" and together with Amerada Hess, the "Purchaser Parties"), intend to file with the Securities and Exchange Commission a Tender Offer Statement on Schedule TO (the "Schedule TO") pursuant to the terms of the Acquisition Agreement, dated as of July 9, 2001, as amended (the "Acquisition Agreement"), by and among the Purchaser Parties and Triton Energy Limited, a company limited by shares organized under the laws of the Cayman Islands (the "Company"). As will be described in the Schedule TO, prior to entering into the Acquisition Agreement, the Company provided certain materials concerning the Company to the Purchaser Parties prior to entering into the Acquisition Agreement, including but not limited to financial information about the Company that had not previously been disclosed (the "Company Projections"), under the terms of a confidentiality agreement between the Company and Amerada Hess, to which Purchaser was also subject (the "Confidentiality Agreement"). Under the terms of the Confidentiality Agreement, the Purchase Parties may disclose the Company Projections to the extent that the Purchaser Parties are obligated to do so by application of statutes, rules and regulations under the federal securities laws. Accordingly, on the basis that the Purchaser Parties are obligated to disclose certain Company Projections by the federal securities laws, the Purchaser Parties intend to disclose the Company Projections set forth below in the Schedule TO. Accordingly, the Company has disclosed the Company Projections in this Form 8-K to satisfy its disclosure obligations under Regulation FD.

                               COMPANY PROJECTIONS



                                                                         FISCAL YEAR
                                            ----------------------------------------------------------------------
                                             2001     2002      2003       2004       2005       2006       2007
                                            ------   ------   --------   --------   --------   --------   --------
                                                           (IN MILLIONS, EXCEPT PRODUCTION AMOUNTS)
COMPANY PROJECTIONS
Production Mboepd(1)......................      58      100        175        194        204        225        196
EBITDAX(2)................................  $393.6   $653.4   $1,105.0   $1,143.0   $1,251.7   $1,365.3   $1,144.5
Total revenues............................   506.9    851.8    1,350.2    1,497.0    1,646.3    1,731.9    1,477.8
Total expenses............................   113.3    198.5      245.2      354.0      394.6      366.6      333.2
Net cash flow after local taxes and
  expenditures............................   (22.4)   171.4      154.7      618.2      829.0      939.2      840.3

---------------
(1) One Mboepd means one thousand barrels of oil equivalent per day. One barrel of oil equivalent means one barrel of crude oil or six Mcf of natural gas. One Mcf means one thousand cubic feet.

(2) EBITDAX consists of net earnings (loss) before exploration and development expenditures, interest expense, income taxes, depreciation expense, amortization of intangibles, exploration and abandonment expense, general and administrative expenses and other non-cash charges reducing consolidated net earnings to the extent deducted in calculating consolidated net earnings
    (loss). EBITDAX is not a measure determined pursuant to generally accepted accounting principles, or GAAP, nor is it an alternative to GAAP income.

     BASIS OF PROJECTIONS. The Company Projections were prepared to present certain production and financial data on an operating basis, based on various assumptions. The Company Projections were prepared without regard to financing requirements and are not presented on a company-wide consolidated basis. The basis of accounting of the Company Projections is consistent with the accounting policies normally adopted by the Company. The Company Projections take account of the results reported by the Company's unaudited interim consolidated financial statements for the three months ended March 31, 2001.

     ASSUMPTIONS. The Company Projections are based on several assumptions, the principal ones of which are the following:

          (a) a Nymex WTI crude oil price of $27.91 per barrel in 2001 and $25 per barrel in each of the years 2002 through 2007;

          (b) a Colombian natural gas price of $1.18, $0.89, and $1.00 per Mcf in years 2001, 2002 and 2003, respectively, and of $1.80 per Mcf in each of the years 2004 through 2007;

          (c) a realized natural gas price of $3.15, $3.01, $2.90, $2.94 and $2.83 per MMbtu (million British thermal units) in years 2003, 2004, 2005, 2006 and 2007, respectively, for the Company's Joint Development Area ("JDA") project in Malaysia-Thailand;

          (d) completion of production facilities of the Company's JDA project in accordance with the current schedule, commencement of production at the beginning of 2003 and increasing the production in 2005;

          (e) significant exploitation of existing discovered fields and exploitation of future exploration discoveries;

          (f) costs of floating production, storage and offloading vessels for development of the Company's fields in Equatorial Guinea remaining consistent with current estimates;

          (g) no asset impairment provisions;

          (h) no significant change in interest rates from those currently prevailing;

          (i) no material change in the rates or basis of taxation affecting the Company from those currently prevailing;

          (j) no material changes in general trading and economic conditions in the countries in which the Company operates or trades; and

          (k) no major disruptions to the business of the Company for reasons such as blow outs, pollution, fire and other hazards which may interrupt or terminate production.


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            CAUTIONARY STATEMENTS CONCERNING THE COMPANY PROJECTIONS

         THE COMPANY DOES NOT, AS A MATTER OF COURSE, PUBLICLY DISCLOSE FINANCIAL PROJECTIONS. THE COMPANY PROJECTIONS WERE PREPARED BY THE COMPANY'S MANAGEMENT FOR INTERNAL PURPOSES AND NOT WITH A VIEW TO PUBLIC DISCLOSURE OR COMPLIANCE WITH PUBLISHED GUIDELINES OF THE SECURITIES AND EXCHANGE COMMISSION, THE GUIDELINES ESTABLISHED BY THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS FOR PROSPECTIVE FINANCIAL INFORMATION OR GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

         THE COMPANY PROJECTIONS ARE SUBJECTIVE IN MANY RESPECTS AND THUS SUSCEPTIBLE TO INTERPRETATIONS AND PERIODIC REVISIONS BASED ON ACTUAL EXPERIENCE AND RECENT DEVELOPMENTS. WHILE PRESENTED WITH NUMERICAL SPECIFICITY, THE COMPANY PROJECTIONS WERE NOT PREPARED BY THE COMPANY IN THE ORDINARY COURSE OF BUSINESS AND ARE BASED ON A VARIETY OF ESTIMATES AND HYPOTHETICAL ASSUMPTIONS MADE BY MANAGEMENT OF THE COMPANY WITH RESPECT TO, AMONG OTHER THINGS, INDUSTRY PERFORMANCE, POLITICAL, GENERAL ECONOMIC, MARKET, INTEREST RATE AND FINANCIAL CONDITIONS, RESERVE ESTIMATES, PRODUCTION VOLUMES, OIL AND NATURAL GAS PRICES, SALES, COST OF GOODS SOLD, OPERATING AND OTHER REVENUES AND EXPENSES, OPERATING AND CAPITAL EXPENDITURES AND WORKING CAPITAL OF THE COMPANY, AND OTHER MATTERS WHICH MAY NOT BE ACCURATE, MAY NOT BE REALIZED AND ARE INHERENTLY SUBJECT TO SIGNIFICANT BUSINESS, POLITICAL, ECONOMIC AND COMPETITIVE UNCERTAINTIES AND CONTINGENCIES, ALL OF WHICH ARE DIFFICULT TO PREDICT AND MANY OF WHICH ARE BEYOND THE COMPANY'S CONTROL. ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE ASSUMPTIONS MADE IN PREPARING THE COMPANY PROJECTIONS WILL PROVE ACCURATE, AND ACTUAL RESULTS MAY BE MATERIALLY GREATER OR LESS THAN THOSE CONTAINED IN THE COMPANY PROJECTIONS.

         FOR THESE REASONS, AS WELL AS THE BASES AND ASSUMPTIONS ON WHICH THE COMPANY PROJECTIONS WERE COMPILED, THE DISCLOSURE OF THE COMPANY PROJECTIONS IN THIS FORM 8-K AND IN THE SCHEDULE TO SHOULD NOT BE REGARDED AS AN INDICATION THAT THE COMPANY CONSIDERS SUCH INFORMATION TO BE AN ACCURATE PREDICTION OF FUTURE EVENTS, AND THE COMPANY PROJECTIONS SHOULD NOT BE RELIED ON AS SUCH. THE COMPANY DOES NOT ASSUME ANY RESPONSIBILITY FOR THE REASONABLENESS, COMPLETENESS, ACCURACY OR RELIABILITY OF THE COMPANY PROJECTIONS. THE COMPANY DOES NOT MAKE ANY REPRESENTATION TO ANY PERSON REGARDING THE INFORMATION CONTAINED IN THE COMPANY PROJECTIONS AND, EXCEPT TO THE EXTENT REQUIRED BY APPLICABLE LAW, DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE COMPANY PROJECTIONS TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS ARE SHOWN TO BE IN ERROR.

         THE COMPANY PROJECTIONS CONTAIN FORWARD-LOOKING STATEMENTS REGARDING THE COMPANY THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. ALL INFORMATION CONTAINED IN THE COMPANY PROJECTIONS, OTHER THAN INFORMATION OF HISTORICAL FACTS, ARE FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO A NUMBER OF RISKS, UNCERTAINTIES AND ASSUMPTIONS, INCLUDING, AMONG OTHER THINGS:

o    VOLATILITY OF OIL AND NATURAL GAS PRICES;

o POLITICAL, REGULATORY, ECONOMIC AND OTHER UNCERTAINTIES IN CONDUCTING SUBSTANTIALLY ALL EXPLORATION AND PRODUCTION OPERATIONS OUTSIDE THE UNITED STATES;

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o    OPERATING RISKS, INCLUDING BLOWOUTS, EXPLOSIONS, UNCONTROLLABLE FLOWS OF
     OIL, GAS OR WELL FLUIDS, POLLUTION, EARTHQUAKES, LABOR DISRUPTIONS AND
     FIRES;

o UNCERTAINTIES IN ESTIMATING QUANTITIES OF PROVED RESERVES AND FUTURE NET REVENUES FROM THOSE RESERVES;

o    THE RISK OF DRILLING NONPRODUCTIVE WELLS OR DRY HOLES;

o THE RISK THAT GUERRILLA ACTIVITY IN COLOMBIA COULD DISRUPT THE COMPANY'S OPERATIONS;

o THE RISK THAT THE REQUISITE ENVIRONMENTAL IMPACT ASSESSMENT ASSOCIATED WITH THE BUYERS' PIPELINE AND PROCESSING FACILITIES FOR THE COMPANY'S BLOCK A-18 PROPERTY IN THE GULF OF THAILAND COULD DELAY PRODUCTION AND IMPACT THE COMPANY'S RECEIPT OF CERTAIN INCENTIVE PAYMENTS;

o    GENERAL ECONOMIC, MARKET, INTEREST RATE AND FINANCIAL CONDITIONS; AND

o OTHER RISKS AND UNCERTAINTIES AS DESCRIBED IN THE COMPANY'S FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2001, AND OTHER REPORTS FILED BY THE COMPANY WITH THE COMMISSION AFTER MARCH 31, 2001.

     IN LIGHT OF THESE RISKS, UNCERTAINTIES AND ASSUMPTIONS, THE COMPANY'S ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE REFLECTED, ANTICIPATED OR IMPLIED IN THE COMPANY PROJECTIONS.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TRITON ENERGY LIMITED


Date:  July 17, 2001                         By:   /s/ W. Greg Dunlevy
                                                 -------------------------------
                                             Name:     W. Greg Dunlevy
                                             Title:    Senior Vice President and
                                                       Chief Financial Officer